CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Multi-Portfolio Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 29, 2005                 /s/ George R. Aylward
     ----------------------     ------------------------------------------------
                                George R. Aylward, Executive Vice President
                                (principal executive officer)


I,  Nancy  G.  Curtiss,   Chief  Financial  Officer  and  Treasurer  of  Phoenix
Multi-Portfolio Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 29, 2005                 /s/ Nancy G. Curtiss
     ----------------------     ------------------------------------------------
                                Nancy G. Curtiss, Chief Financial Officer and
                                Treasurer
                                (principal financial officer)